UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           July 18, 2000


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the second quarter of 2000, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued July 12, 2000

BB&T Reports 15.4% increase in 2nd Quarter Earnings

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today second quarter 2000 earnings totaling $193.7 million, or $.54 per diluted share, excluding $21.0 million in after-tax nonrecurring charges associated with acquisitions and systems conversions completed in the second quarter. Excluding nonrecurring charges, net income for the second quarter increased 15.4% and diluted earnings per share increased 14.9% compared to 1999 recurring results.

     BB&T's second quarter 2000 net income, excluding nonrecurring charges, produced an annualized return on average assets of 1.62% and an annualized return on average shareholders' equity of 21.33%, compared to prior year ratios of 1.52% and 19.33%, respectively. These returns are in line with BB&T's goals for 2000 and reinforce BB&T's position among the industry's leaders in terms of profitability.

     "We are very pleased with our second quarter performance," said Chairman and Chief Executive Officer John A. Allison. "I am particularly pleased with our remarkably strong credit quality and healthy earnings given the current interest rate environment."

     BB&T's recurring cash basis earnings totaled $207.4 million for the second quarter of 2000, or $.57 per diluted share, increases of 15.8% and 14.0%, respectively, compared to prior year results. Cash basis earnings for the quarter generated an annualized return on average tangible assets of 1.76% and an annualized return on average tangible shareholders' equity of 27.57%.

     For the six months ended June 30, BB&T's net income was $379.3 million, or $1.05 per diluted share, excluding after-tax nonrecurring merger charges totaling $40.8 million. These earnings reflect increases of 13.3% and 12.9%, respectively, compared to 1999. Recurring earnings for the first six months of 2000 yielded an annualized return on average assets of 1.61% and an annualized return on average equity of 21.19%, compared to prior year ratios of 1.55% and 19.46%, respectively.

     Including nonrecurring charges, net income for the second quarter of 2000 totaled $172.7 million, an increase of 2.9% compared to $167.9 million earned in the second quarter of 1999. For the first six months, net income was $338.5 million, an increase of 4.3% compared to 1999.

     "We continued to experience solid growth in our loan portfolio during the quarter, with average loans increasing 11.6% compared to the second quarter last year," said Allison. "Our credit quality continues to be outstanding. Net charge-offs for the quarter were .22% and nonperforming assets composed .29% of total assets. We have seen no deterioration in the overall quality of our loan portfolios thus far in 2000 despite signs that the national economy is beginning to slow. While rising interest rates have created some downward pressure on our margins and have depressed the mortgage lending business, we have been successful growing noninterest income other than mortgage income, and effectively controlling noninterest expenses."

     BB&T completed two acquisitions of Georgia financial institutions during the second quarter. On June 13, BB&T acquired Hardwick Holding Company, of Dalton, Ga., and on June 15, the merger with First Banking Company of Southeast Georgia, based in Statesboro, was completed. Following these transactions, BB&T ranks as the eighth largest financial holding company in Georgia, with over $5 billion in assets.

     On July 6, BB&T completed its merger with One Valley Bancorp, of Charleston, W.Va. With approximately $6.6 billion in assets, One Valley operates 123 branches - 76 in West Virginia and 47 in central Virginia. BB&T's merger with One Valley combines two of the country's highest performing financial institutions, giving BB&T the No. 1 deposit market share in West Virginia and strengthening BB&T's Virginia operations.

     On June 27, BB&T's board of directors approved a 15% increase in the quarterly cash dividend paid to shareholders. The increase, to $.23 per share, marks the 28th consecutive year that BB&T has increased the quarterly cash dividend.

     At July 12, BB&T had $55.4 billion in assets and 832 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on July 11 was $27.63 per share.

     This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T's filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T's forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.



                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                                  Page 3                                     Investor Relations        FAX (336) 733-3132

                                                            For the Three Months Ended         Increase (Decrease)
                                                     --------------------------------------------------------------------
(Dollars in thousands, except per share data)                6/30/00         6/30/99             $              %
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT

   Interest income - taxable equivalent                    $     971,722  $     840,637  $     131,085           15.6 %
   Interest expense                                              500,366        396,401        103,965           26.2
   Net interest income - taxable equivalent                      471,356        444,236         27,120            6.1
   Less: Taxable equivalent adjustment                            22,239         22,545           (306)          (1.4)
     Net interest income                                         449,117        421,691         27,426            6.5
   Provision for loan & lease losses                              25,250         23,739          1,511            6.4
     Net interest income after provision for
       loan & lease losses                                       423,867        397,952         25,915            6.5
   Noninterest income                                            226,755        207,181         19,574            9.4
   Noninterest expense                                           392,235        357,687         34,548            9.7
   Income before income taxes                                    258,387        247,446         10,941            4.4
   Provision for income taxes                                     85,643         79,545          6,098            7.7
     Net income                                            $     172,744  $     167,901  $       4,843            2.9 %
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                          $         .48  $         .48  $           -              - %
   Diluted earnings                                                  .48            .47            .01            2.1
   Weighted average shares -                      Basic      356,648,577    351,436,110
                                                Diluted      361,367,789    358,314,342
   Dividends paid on common shares                         $         .20  $        .175 $         .025           14.3 %
-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                         1.45 %         1.52 %
   Return on average equity                                        19.02          19.33
   Net yield on earning assets (taxable equivalent)                 4.22           4.29
   Efficiency (taxable equivalent) (1)                              52.2           54.6
-------------------------------------------------------------------------------------------------------------------------

                                                            For the Three Months Ended         Increase (Decrease)
                                                     --------------------------------------------------------------------
(Dollars in thousands, except per share data)                6/30/00         6/30/99             $              %
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                    $     971,722  $     840,637  $     131,085           15.6 %
   Interest expense                                              500,366        396,401        103,965           26.2
   Net interest income - taxable equivalent                      471,356        444,236         27,120            6.1
   Less: Taxable equivalent adjustment                            22,239         22,545           (306)          (1.4)
     Net interest income                                         449,117        421,691         27,426            6.5
   Provision for loan & lease losses                              21,500         23,739         (2,239)          (9.4)
     Net interest income after provision for
       loan & lease losses                                       427,617        397,952         29,665            7.5
   Noninterest income                                            227,555        207,181         20,374            9.8
   Noninterest expense                                           366,355        357,687          8,668            2.4
   Income before income taxes                                    288,817        247,446         41,371           16.7
   Provision for income taxes                                     95,073         79,545         15,528           19.5
     Income excluding nonrecurring items                         193,744        167,901         25,843           15.4

     Nonrecurring items, net of tax                               21,000              -         21,000             NM
     Net income                                            $     172,744  $     167,901  $       4,843            2.9 %
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                          $         .54  $         .48  $         .06           12.5 %
   Diluted earnings                                                  .54            .47            .07           14.9
   Weighted average shares -                      Basic      356,648,577    351,436,110
                                                Diluted      361,367,789    358,314,342
   Dividends paid on common shares                         $         .20  $        .175  $        .025           14.3 %
-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                         1.62 %         1.52 %
   Return on average equity                                        21.33          19.33
   Net yield on earning assets (taxable equivalent)                 4.22           4.29
   Efficiency (taxable equivalent) (1)                              52.2           54.6
-------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

   Net Income                                              $     207,378  $     179,078  $      28,300           15.8 %
   Diluted earnings per share                                        .57            .50            .07           14.0
   Return on average tangible assets                                1.76 %         1.64 %
   Return on average tangible equity                               27.57          24.40
   Efficiency ratio (taxable equivalent) (1)                        50.2           52.7

NOTES:   Applicable ratios are annualized.
         (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
         (2) Cash basis operating results exclude the effect on earnings of amortization  expense  applicable  to  intangible assets that do not qualify as regulatory capital. Cash basis  performance  ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         NM - not meaningful.

                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                                  Page 4                                     Investor Relations        FAX (336) 733-3132

                                                             For the Six Months Ended          Increase (Decrease)
                                                     --------------------------------------------------------------------
(Dollars in thousands, except per share data)                6/30/00         6/30/99             $              %
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                    $   1,896,820  $   1,638,402  $     258,418           15.8 %
   Interest expense                                              959,892        773,814        186,078           24.0
   Net interest income - taxable equivalent                      936,928        864,588         72,340            8.4
   Less: Taxable equivalent adjustment                            43,982         41,879          2,103            5.0
     Net interest income                                         892,946        822,709         70,237            8.5
   Provision for loan & lease losses                              48,914         45,594          3,320            7.3
     Net interest income after provision for
       loan & lease losses                                       844,032        777,115         66,917            8.6
   Noninterest income                                            443,273        392,937         50,336           12.8
   Noninterest expense                                           785,558        691,789         93,769           13.6
   Income before income taxes                                    501,747        478,263         23,484            4.9
   Provision for income taxes                                    163,259        153,831          9,428            6.1
     Net income                                            $     338,488  $     324,432  $      14,056            4.3 %
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                          $         .95  $         .92  $         .03            3.3 %
   Diluted earnings                                                  .94            .91            .03            3.3
   Weighted average shares -                      Basic      356,452,393    351,416,111
                                                Diluted      360,965,480    358,331,372
   Dividends paid on common shares                         $         .40  $         .35  $         .05           14.3 %
-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                         1.44 %         1.50 %
   Return on average equity                                        18.91          18.85
   Net yield on earning assets (taxable equivalent)                 4.24           4.28
   Efficiency (taxable equivalent) (1)                              52.6           53.5
-------------------------------------------------------------------------------------------------------------------------

                                                             For the Six Months Ended          Increase (Decrease)
                                                     --------------------------------------------------------------------
(Dollars in thousands, except per share data)                6/30/00         6/30/99             $              %
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                    $   1,896,820  $   1,638,402  $     258,418           15.8 %
   Interest expense                                              959,892        773,814        186,078           24.0
   Net interest income - taxable equivalent                      936,928        864,588         72,340            8.4
   Less: Taxable equivalent adjustment                            43,982         41,879          2,103            5.0
     Net interest income                                         892,946        822,709         70,237            8.5
   Provision for loan & lease losses                              43,664         45,594         (1,930)          (4.2)
     Net interest income after provision for
       loan & lease losses                                       849,282        777,115         72,167            9.3
   Noninterest income                                            444,354        392,937         51,417           13.1
   Noninterest expense                                           729,048        675,948         53,100            7.9
   Income before income taxes                                    564,588        494,104         70,484           14.3
   Provision for income taxes                                    185,317        159,286         26,031           16.3
     Income excluding nonrecurring items                         379,271        334,818         44,453           13.3
     Nonrecurring items, net of tax                               40,783         10,386         30,397                      NM
     Net income                                            $     338,488  $     324,432  $      14,056            4.3 %
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                          $        1.06  $         .95  $         .11           11.6 %
   Diluted earnings                                                 1.05            .93            .12           12.9
   Weighted average shares -                      Basic      356,452,393    351,416,111
                                                Diluted      360,965,480    358,331,372
   Dividends paid on common shares                         $         .40  $         .35  $         .05           14.3 %
-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                         1.61 %         1.55 %
   Return on average equity                                        21.19          19.46
   Net yield on earning assets (taxable equivalent)                 4.24           4.28
   Noninterest income as a percentage of
     total income (taxable equivalent) (1)                          32.2           31.4
   Efficiency (taxable equivalent) (1)                              52.6           53.5
-------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

   Net Income                                              $     406,091  $     355,670  $      50,421           14.2 %
   Diluted earnings per share                                       1.13            .99            .14           14.1
   Return on average tangible assets                                1.75 %         1.67 %
   Return on average tangible equity                               27.57          24.16
   Efficiency ratio (taxable equivalent) (1)                        50.6           51.8
-------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable ratios are annualized.
         (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
         (2) Cash basis operating results exclude the effect on earnings of  amortization  expense  applicable to  intangible assets that do not qualify as regulatory capital. Cash  basis  performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         NM - not meaningful.

                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                                  Page 5                                     Investor Relations        FAX (336) 733-3132

                                                          As of / For the Six Months Ended     Increase (Decrease)
                                                     --------------------------------------------------------------------
(Dollars in thousands)                                       6/30/00         6/30/99             $              %
-------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA
   End of period balances
   Securities, at carrying value (1)                       $  11,380,895  $  11,876,419  $    (495,524)          (4.2)%
   Commercial loans & leases                                  18,091,428     15,520,062      2,571,366           16.6
   Consumer loans                                              8,424,560      7,168,580      1,255,980           17.5
   Revolving credit loans                                        650,098        577,570         72,528           12.6
   Mortgage loans (1)                                          6,018,372      6,233,582       (215,210)          (3.5)
     Total loans & leases (1)                                 33,184,458     29,499,794      3,684,664           12.5
   Allowance for loan & lease losses                             436,836        405,282         31,554            7.8
   Other earning assets                                          370,047        635,379       (265,332)         (41.8)
     Total earning assets                                     45,401,943     42,211,475      3,190,468            7.6
     Total assets                                             48,796,118     45,211,955      3,584,163            7.9
   Noninterest-bearing deposits                                4,513,694      4,158,512        355,182            8.5
   Savings & interest checking                                 1,817,433      2,325,695       (508,262)         (21.9)
   Money rate savings                                          8,692,402      7,764,104        928,298           12.0
   Time deposits                                              15,754,591     13,820,322      1,934,269           14.0
   Other deposits                                              1,047,057        737,575        309,482           42.0
     Total deposits                                           31,825,177     28,806,208      3,018,969           10.5
   Short-term borrowed funds                                   5,569,460      6,803,449     (1,233,989)         (18.1)
   Long-term debt                                              6,865,786      5,643,149      1,222,637           21.7
     Total interest-bearing liabilities                       39,746,729     37,094,294      2,652,435            7.2
     Total shareholders' equity                            $   3,684,552  $   3,351,341  $     333,211            9.9 %
-------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost (1)                       $  11,704,053  $  11,167,944  $     536,109            4.8 %
   Commercial loans & leases (1)                              17,434,930     14,798,202      2,636,728           17.8
   Consumer loans (1)                                          8,224,315      7,051,807      1,172,508           16.6
   Revolving credit loans (1)                                    626,938        545,415         81,523           14.9
   Mortgage loans (1)                                          5,940,775      6,585,053       (644,278)          (9.8)
     Total loans & leases (1)                                 32,226,958     28,980,477      3,246,481           11.2
   Other earning assets                                          343,333        403,241        (59,908)         (14.9)
     Total earning assets                                     44,274,344     40,551,662      3,722,682            9.2
     Total assets                                             47,409,844     43,473,905      3,935,939            9.1
   Noninterest-bearing deposits (2)                            4,329,801      4,011,299        318,502            7.9
   Savings & interest checking (2)                             2,136,141      2,472,924       (336,783)         (13.6)
   Money rate savings (2)                                      8,407,038      7,548,941        858,097           11.4
   Time deposits (2)                                          14,185,343     13,869,708        315,635            2.3
   Other deposits (2)                                          1,679,143        865,348        813,795           94.0
     Total deposits (2)                                       30,737,466     28,768,220      1,969,246            6.8
   Short-term borrowed funds                                   6,541,752      4,997,749      1,544,003           30.9
   Long-term debt                                              5,815,167      5,594,303        220,864            3.9
     Total interest-bearing liabilities                       38,764,584     35,348,973      3,415,611            9.7
     Total shareholders' equity                            $   3,599,439  $   3,470,084  $     129,355            3.7 %


                                                                           As of / For the Quarter Ended
                                                     --------------------------------------------------------------------
(Dollars in thousands)                       6/30/00         3/31/00         12/31/99       9/30/99         6/30/99
-------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION

   Unrealized depreciation on securities
     available for sale, net of tax        $   (293,350)   $   (300,409)  $    (285,132) $    (146,741) $    (125,384)
   Derivatives (notional value)               2,149,029        1,938,201      1,301,611      1,339,937      1,987,264
   Unrealized (loss) gain on
     derivatives portfolio                       (5,234)           1,930           (301)         7,889         15,010
   Common stock prices
     (daily close):                  High         31.75            29.19          36.94          36.63          40.25
                                      Low         23.88            22.00          27.31          30.50          33.81
                            End of period         23.88            28.06          27.38          32.38          36.69
   Weighted average shares -
                                    Basic   356,648,577      356,256,209    355,354,165    352,152,679    351,436,110
                                  Diluted   361,367,789      360,563,170    360,618,664    357,996,004    358,314,342
   End of period shares outstanding         356,760,711      356,535,839    355,956,505    353,831,601    351,228,226
   End of period banking offices                    707              708            708            709            722
-------------------------------------------------------------------------------------------------------------------------

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         (1) Balances  reflect  the  securitization  of $493.3 million of loans during 2000 and $304.8 million of loans during 1999.
               Excluding the impact of the securitizations and  purchase  accounting transactions, commercial loans and leases would have increased 16.8% for the six months, consumer loans would have increased 11.7%, revolving credit loans would have increased 14.1% and mortgage loans would have decreased 4.0%. In total, average loans would have increased 10.8%.
         (2) Excluding the effects of purchase accounting, transaction account deposits would have increased 4.1% for the six months and time and other deposits  would  have  increased 5.6%.  In  total, average deposits for the six months would have increased 4.8%.

                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                                  Page 6                                     Investor Relations        FAX (336) 733-3132

                                                                   As of / For the Quarter Ended
                                                     --------------------------------------------------------------------
(Dollars in thousands, except per share data)6/30/00         3/31/00         12/31/99       9/30/99         6/30/99
-------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS
   Interest income - taxable equivalent
   Interest & fees on loans & leases       $    767,634    $     725,330  $     706,989  $     670,947  $     642,986
   Interest & dividends on securities           198,083          195,004        195,514        199,012        192,377
   Interest on short-term investments             6,005            4,764          5,363          5,753          5,274
     Total interest income - taxable
       equivalent                               971,722          925,098        907,866        875,712        840,637
   Interest expense
   Interest on deposits                         311,718          289,632        272,794        263,767        253,284
   Interest on short-term borrowed funds         95,957           91,990         80,499         73,273         65,364
   Interest on long-term debt                    92,691           77,904         86,559         81,502         77,753
     Total interest expense                     500,366          459,526        439,852        418,542        396,401
   Net interest income - taxable equivalent     471,356          465,572        468,014        457,170        444,236
   Less: Taxable equivalent adjustment           22,239           21,743         22,435         23,306         22,545
     Net interest income                        449,117          443,829        445,579        433,864        421,691
   Provision for loan & lease losses             21,500           22,164         22,019         22,027         23,739
     Net interest income after provision for
      loan & lease losses                       427,617          421,665        423,560        411,837        397,952
   Noninterest income
   Service charges on deposits                   59,136           55,374         56,882         54,631         52,888
   Mortgage banking income                       23,253           25,818         27,819         35,133         44,234
   Investment banking & brokerage fees &
     commissions                                 40,652           44,765         36,572         37,493         38,307
   Trust revenue                                 15,534           15,034         14,671         14,531         13,622
   Agency insurance commissions                  29,163           28,105         24,791         20,474         16,831
   Other insurance commissions                    3,315            3,010          2,905          3,175          2,848
   Other nondeposit fees & commissions           30,946           27,416         26,704         26,938         28,781
   Securities gains (losses), net                  (104)               5              4           (179)        (2,895)
   Other income                                  25,660           17,272         17,702         13,178         12,565
     Total noninterest income (1)               227,555          216,799        208,050        205,374        207,181
   Noninterest expense
   Personnel expense                            198,832          202,321        189,969        192,962        187,632
   Occupancy & equipment expense                 55,077           55,766         54,486         55,264         54,483
   Foreclosed property expense                    1,141              852          1,299          1,260            735
   Amortization of intangibles & mortgage
     servicing rights                            18,209           17,602         19,522         18,394         18,508
   Other noninterest expense                     93,096           86,152         97,727         94,630         96,329
     Total noninterest expense (2)              366,355          362,693        363,003        362,510        357,687
   Income before income taxes                   288,817          275,771        268,607        254,701        247,446
   Provision for income taxes                    95,073           90,244         89,910         81,742         79,545
     Net income                            $    193,744    $     185,527  $     178,697  $     172,959  $     167,901
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                          $        .54    $         .52  $         .50  $         .49  $         .48
   Diluted earnings                                 .54              .51            .50            .48            .47
   Dividends paid on common shares                  .20              .20            .20            .20           .175
   Book value per common share             $      10.33    $       10.07  $        9.85  $        9.89  $        9.54
-------------------------------------------------------------------------------------------------------------------------
RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                        1.62 %           1.59 %         1.53 %         1.51 %         1.52 %
   Return on average equity                       21.33            21.05          20.03          20.11          19.33
   Net yield on earning assets (taxable
     equivalent)                                   4.22             4.27           4.33           4.29           4.29
   Efficiency (taxable equivalent) (3)             52.2             53.0           53.5           54.5           54.6
   Noninterest income as a percentage of
     total income (taxable equivalent) (3)         32.6             31.8           30.8           31.0           32.1
   Equity as a percentage of total assets
     end of period                                  7.6              7.6            7.6            7.6            7.4
   Average earning assets as a percentage
     of average total assets                       93.3             93.5           93.2           93.6           93.3
   Average loans & leases as a percentage
     of average deposits                          105.1            104.6          104.5          101.7          101.2
-------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE (4)

   Cash basis earnings excluding
     nonrecurring items                    $    207,378    $     198,713  $     191,865  $     184,922  $     179,078
   Diluted cash basis earnings per share            .57              .55            .53            .52            .50
   Return on average tangible assets               1.76 %           1.73 %         1.67 %         1.64 %         1.64 %
   Return on average tangible equity              27.57            27.52          26.19          25.89          24.40
   Efficiency ratio (taxable
     equivalent) (3)                               50.2             51.0           51.5           52.6           52.7
-------------------------------------------------------------------------------------------------------------------------

NOTES:   Applicable ratios are annualized.
         (1) Excluding purchase accounting transactions, noninterest  income  would  have increased 2.5% for the six months and 7.0%
               for the quarter compared to the same periods in 1999. Excluding purchase accounting and mortgage income fluctuations, noninterest income would have increased 16.2% for the six months and 19.6% for the quarter.
         (2) Excluding purchase accounting transactions, noninterest expense would have decreased .2% for the six months and .6% for the quarter compared to the same periods in 1999.
         (3) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
         (4) Cash basis operating  results  exclude  the  effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash  basis  performance  ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                                  Page 7                                     Investor Relations        FAX (336) 733-3132

                                                                           As of / For the Quarter Ended
                                                     --------------------------------------------------------------------
(Dollars in thousands)                       6/30/00         3/31/00         12/31/99       9/30/99         6/30/99
-------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA
   End of period balances
   Securities, at carrying value           $ 11,380,895    $  11,492,192  $  11,180,757  $  11,705,343  $  11,876,419
   Commercial loans & leases                 18,091,428       17,451,562     16,675,997     16,009,778     15,520,062
   Consumer loans                             8,424,560        8,096,457      7,882,978      7,681,014      7,168,580
   Revolving credit loans                       650,098          633,744        635,465        588,701        577,570
   Mortgage loans                             6,018,372        5,928,849      6,179,969      6,261,942      6,233,582
     Total loans & leases                    33,184,458       32,110,612     31,374,409     30,541,435     29,499,794
   Allowance for loan & lease losses            436,836          429,191        423,140        412,951        405,282
   Other earning assets                         370,047          261,018        323,495        444,361        635,379
     Total earning assets                    45,401,943       44,343,640     43,333,686     42,923,049     42,211,475
     Total assets                            48,796,118       47,556,530     46,420,389     45,966,876     45,211,955
   Noninterest-bearing deposits               4,513,694        4,495,517      4,287,674      4,219,124      4,158,512
   Savings & interest checking                1,817,433        2,093,270      2,176,812      2,145,209      2,325,695
   Money rate savings                         8,692,402        8,642,608      8,540,340      8,045,833      7,764,104
   Time deposits                             15,754,591       13,731,240     14,032,549     14,296,356     13,820,322
   Other deposits                             1,047,057        1,267,815        529,401        361,994        737,575
     Total deposits                          31,825,177       30,230,450     29,566,776     29,068,516     28,806,208
   Short-term borrowed funds                  5,569,460        6,900,935      7,119,303      6,345,105      6,803,449
   Long-term debt                             6,865,786        6,146,091      5,531,604      6,388,866      5,643,149
     Total interest-bearing liabilities      39,746,729       38,781,959     37,930,009     37,583,363     37,094,294
     Total shareholders' equity               3,684,552        3,591,592      3,504,890      3,499,295      3,351,341
   Goodwill                                     612,932          618,463        635,814        606,662        516,167
   Core deposit & other intangibles              14,084           13,057         11,902         13,987         13,266
     Total intangibles                          627,016          631,520        647,716        620,649        529,433
     Mortgage servicing rights                  188,794          185,685        185,606        172,663        159,624
     Negative goodwill                     $     17,385    $      18,946  $      20,507  $      22,067  $      23,628
-------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost           $ 11,759,692    $  11,648,414  $  11,750,362  $  12,079,741  $  11,749,619
   Commercial loans & leases (1)             17,736,221       17,133,639     16,431,124     15,785,742     15,206,101
   Consumer loans (1)                         8,338,250        8,110,380      7,921,662      7,527,491      7,254,835
   Revolving credit loans (1)                   634,346          619,530        592,447        569,536        551,836
   Mortgage loans (1)                         5,963,708        5,917,842      6,067,538      6,024,189      6,274,034
     Total loans & leases (1)                32,672,525       31,781,391     31,012,771     29,906,958     29,286,806
   Other earning assets                         358,379          328,287        345,484        477,116        434,112
     Total earning assets                    44,790,596       43,758,092     43,108,617     42,463,815     41,470,537
     Total assets                            48,014,911       46,804,777     46,232,260     45,352,700     44,431,305
   Noninterest-bearing deposits (2)           4,446,756        4,212,846      4,291,102      4,156,018      4,071,044
   Savings & interest checking (2)            2,027,603        2,244,679      2,271,037      2,286,051      2,455,137
   Money rate savings (2)                     8,537,892        8,276,183      8,113,273      7,840,066      7,602,017
   Time deposits (2)                         14,357,702       14,012,987     14,139,068     13,913,967     13,868,498
   Other deposits (2)                         1,719,644        1,638,640        866,315      1,217,764        954,166
     Total deposits (2)                      31,089,597       30,385,335     29,680,795     29,413,866     28,950,862
   Short-term borrowed funds                  6,393,323        6,690,181      6,227,657      5,908,074      5,619,225
   Long-term debt                             6,153,609        5,476,725      6,095,361      5,948,654      5,725,722
     Total interest-bearing liabilities      39,189,773       38,339,395     37,712,711     37,114,576     36,224,765
     Total shareholders' equity            $  3,653,431    $   3,545,447  $   3,539,508  $   3,412,062  $   3,484,129
-------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL

   Risk-based capital:
     Tier 1                                $  3,363,546    $   3,282,757  $   3,145,638  $   3,097,398  $   3,021,402
     Total                                    4,435,678        4,463,295      4,315,233      4,248,596      4,176,378
   Risk-based capital ratios:
     Tier 1                                         9.6 %            9.7 %          9.5 %          9.7 %          9.8 %
     Total                                         12.7             13.2           13.1           13.4           13.5
   Leverage capital ratio                           7.1              7.1            6.9            6.9            6.9
-------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         (1) Excluding  the  effects  of  securitizations  and purchase accounting, commercial loans and leases would have increased
               15.7% for the current quarter, consumer loans would have increased 11.0%, revolving credit loans would have increased
               14.4% and mortgage loans would have increased 3.1%. In total, average loans would have increased 11.8%.
         (2) Excluding the effects of purchase accounting, transaction account deposits  would  have  increased 4.4% for the current quarter and time and other deposits would have increased 6.4%. In total, average deposits would have increased 5.4%.


                       QUARTERLY PERFORMANCE SUMMARY                         Tom A. Nicholson
                        BB&T Corporation (NYSE:BBT)                          Senior Vice President        (336) 733-3058
                                  Page 8                                     Investor Relations        FAX(336) 733-3132

                                                                           As of / For the Quarter Ended
                                         --------------------------------------------------------------------------------
(Dollars in thousands)                       6/30/00         3/31/00         12/31/99       9/30/99         6/30/99
-------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS
   Allowance For Loan & Lease Losses
     Beginning balance                     $    429,191    $     423,140  $     412,951  $     405,282  $     398,920
     Allowance for acquired loans                     -                -          1,120          7,473            169
     Provision for loan & lease losses           25,250           23,664         37,692         22,027         23,739
      Charge-offs                               (24,974)         (25,943)       (36,899)       (28,820)       (25,357)
      Recoveries                                  7,369            8,330          8,276          6,989          7,811
-------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                            (17,605)         (17,613)       (28,623)       (21,831)       (17,546)
-------------------------------------------------------------------------------------------------------------------------
      Ending balance                       $    436,836    $     429,191  $     423,140  $     412,951  $     405,282
-------------------------------------------------------------------------------------------------------------------------
   Nonperforming Assets
     Nonaccrual loans & leases             $    113,677    $     109,698  $     110,186  $      97,429  $      99,625
     Foreclosed real estate                      15,144           16,628         15,634         19,926         20,278
     Other foreclosed property                   12,585           14,654         13,409         10,740          8,812
     Restructured loans                             501            1,471          1,681          1,951          2,070
-------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                 $    141,907    $     142,451  $     140,910  $     130,046  $     130,785
-------------------------------------------------------------------------------------------------------------------------
     Loans 90 days or more past due
      & still accruing                     $     56,220    $      43,714  $      55,015  $      50,640  $      45,371
-------------------------------------------------------------------------------------------------------------------------
   Asset Quality Ratios
     Nonaccrual and restructured loans
      & leases as a percentage of total
      loans & leases                                .34 %            .35 %          .36 %          .33 %          .34 %
     Nonperforming assets as a
       percentage of:
      Total assets                                  .29              .30            .30            .28            .29
      Loans & leases plus
       foreclosed property                          .43              .44            .45            .43            .44
     Net charge-offs as a percentage of
      average loans & leases                        .22              .22            .37            .29            .24
     Allowance for loan & lease losses as
      a percentage of loans & leases               1.32             1.34           1.35           1.35           1.37
     Ratio of allowance for loan & lease
       losses to:
      Net charge-offs                              6.17 x           6.06 x         3.73 x         4.77 x         5.76 x
      Nonaccrual and restructured loans
        & leases                                   3.83             3.86           3.78           4.16           3.99
-------------------------------------------------------------------------------------------------------------------------


                                                          As of / for the Six Months Ended    Increase (Decrease)
                                                     --------------------------------------------------------------------
                                                             6/30/00         6/30/99             $             %
-------------------------------------------------------------------------------------------------------------------------
   Allowance For Loan & Lease Losses
     Beginning balance                                     $     423,140  $     390,069  $      33,071            8.5 %
     Allowance for acquired loans                                      -          2,104         (2,104)        (100.0)
     Provision for loan & lease losses                            48,914         45,594          3,320            7.3
      Charge-offs                                                (50,917)       (47,367)        (3,550)          (7.5)
      Recoveries                                                  15,699         14,882            817            5.5
-------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                             (35,218)       (32,485)        (2,733)          (8.4)
-------------------------------------------------------------------------------------------------------------------------
      Ending balance                                       $     436,836  $     405,282  $      31,554            7.8 %
-------------------------------------------------------------------------------------------------------------------------
   Asset Quality Ratios
     Net charge-offs as a percentage of
      average loans & leases                                         .22 %          .23 %
     Ratio of allowance for loan & lease
      losses to net charge-offs                                     6.17 x         6.19 x
-------------------------------------------------------------------------------------------------------------------------

                                                                              For the Quarter Ended
                                           ------------------------------------------------------------------------------
                                             6/30/00         3/31/00         12/31/99       9/30/99         6/30/99
-------------------------------------------------------------------------------------------------------------------------
ANNUALIZED INTEREST YIELDS / RATES (1)

   Interest income:
   Securities & other                              6.74 %           6.67 %         6.64 %         6.52 %         6.49 %
   Loans & leases                                  9.44             9.17           9.05           8.91           8.80
                                           ------------------------------------------------------------------------------
     Total earning assets                          8.71             8.49           8.37           8.20           8.12
-------------------------------------------------------------------------------------------------------------------------

   Interest expense:
   Interest-bearing deposits                       4.71             4.45           4.26           4.14           4.08
   Short-term borrowed funds                       6.04             5.53           5.13           4.92           4.67
   Long-term debt                                  6.04             5.71           5.65           5.45           5.44
                                           ------------------------------------------------------------------------------
     Total interest-bearing liabilities            5.13             4.82           4.63           4.48           4.39
                                           ------------------------------------------------------------------------------
   Net yield on earning assets                     4.22 %           4.27 %         4.32 %         4.29 %         4.29 %
                                           ==============================================================================


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  July 18, 2000